Letter To Shareholders                        ACM Government Spectrum Fund, Inc.
--------------------------------------------------------------------------------

August 8, 1995

Dear Shareholder:

The U.S. bond market rebounded sharply over the past six months, staging an impressive rally across nearly all fixed income sectors. The rally was sparked, in large part, by evidence of a slowing U.S. economy, moderating inflationary pressures and a shift in Federal Reserve monetary policy. Treasury securities outperformed mortgage securities during this period, though both sectors of the market gained. Outside the U.S., emerging market and other foreign debt prices continued to decline in January and February. Over the past five months, however, they have rebounded sharply in response to positive developments in Mexico and Argentina.

INVESTMENT RESULTS

For the six months ended June 30, 1995, ACM Government Spectrum Fund achieved a total return of +10.37% on a net asset value basis, and over the last twelve months, returned +8.16%. Since its initial public offering in May of 1988, the Fund has provided shareholders with an average annual total return of +8.22% on a net asset value basis.

A SOFT LANDING FOR THE U.S. ECONOMY?

The pronounced economic slowdown in the first six months of the year challenged the notion of a "soft landing" for the U.S. economy. In the second quarter, gross domestic product growth fell to 0.5%, reflecting declines in industrial production and lower final sales growth. Economic growth will likely slow further without a resurgence in consumer spending, which represents two-thirds of the nation's economic activity. In the first four months of the year, consumer expenditures remained weak. However, more recent personal income and consumer confidence data suggest that higher consumer spending may lead to stronger economic growth in the second half of the year. Concerns regarding inflation have largely subsided with the decline in economic growth. Broad price indices such as the consumer price index and producer price index have shown only moderate acceleration and labor costs remain under control.

INVESTMENT OUTLOOK

After a tremendous rally in the first two quarters of the year, the outlook for U.S. bond markets continues to be favorable. It is our view that the U.S. economic expansion should moderate to an annual growth rate of 2.0% in the second half of the year. Slower economic growth would be positive for inflation and may allow for further cuts in interest rates. We believe that inflationary pressures have crested and project that CPI inflation will peak near 3.5% in 1995. In tacit acknowledgment of the weakening U.S. economy, the Federal Reserve cut interest rates 0.25% in early July.

If our forecast for modest inflation and lower interest rates proves correct, the result should be an increase in U.S. bond prices. In this environment, we would expect to maintain a greater percentage of the Portfolio's assets in Treasury securities than mortgage securities. Treasury securities typically outperform mortgage securities in a declining interest rate environment due to the existence of prepayment risk in the mortgage market. Prepayment risk is the risk that homeowners will refinance their mortgages, forcing mortgage investors to reinvest the proceeds at lower interest rates.

The outlook for Mexico has recently improved as the government's economic recovery plan is meeting its initial goals. As interest rates fall in Mexico, it is our expectation that economic activity will recover. In Argentina, it is our belief that President Menem will

                                              ACM Government Spectrum Fund, Inc.
--------------------------------------------------------------------------------

continue to effectively address the country's economic concerns and maintain its commitment to the currency convertibility system. While political and social factors are of concern in both countries, the early achievements of both recovery plans are encouraging.

ACM Government Spectrum Fund continues to provide high current income and as economic and market conditions change throughout the year, we believe that our consistent investment approach will further benefit shareholders.

Thank you for your continued interest and investment in ACM Government Spectrum Fund. We look forward to reporting its progress to you at year end.

Sincerely,

/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President

Portfolio Of Investments
June 30, 1995 (unaudited)                     ACM Government Spectrum Fund, Inc.
--------------------------------------------------------------------------------

                                                        Principal
                                                           Amount
                                                            (000)       U.S. $ Value
------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY
   OBLIGATIONS--85.0%
U.S. TREASURY
   SECURITIES--71.2%
U.S. Treasury Bonds
   Zero coupon, 2/15/15.....................        US $  110,630       $ 28,875,536
   7.125%, 2/15/23..........................               26,790         28,538,048
   7.50%, 11/15/24..........................                6,000          6,638,460
   11.875%, 11/15/03........................                9,500         12,945,270
   12.375%, 5/15/04.........................               30,000         42,323,400
   12.75%, 11/15/10.........................               11,200         16,539,264
   14.00%, 11/15/11 (a).....................               14,700         23,598,057
U.S. Treasury Notes
   5.875%, 2/15/04..........................               11,000         10,730,170
   7.50%, 2/15/05...........................               15,400         16,769,214
                                                                        ------------
Total U.S. Treasury Securities
   (cost $185,583,371)......................                             186,957,419
                                                                        ------------
MORTGAGE-RELATED
   SECURITIES--7.0%
Federal Home Loan Bank
   15.00%, 9/01/95..........................                8,700          8,824,671
   15.00%, 9/07/95..........................                8,800          8,966,408
Government National
   Mortgage Association
   7.00%, 12/15/23..........................                  565            555,634
                                                                        ------------
Total Mortgage-Related
   Securities
   (cost $19,661,118).......................                              18,346,713
                                                                        ------------
FEDERAL AGENCY
   SECURITIES--6.8%
Student Loan Marketing
   Association
   15.00%, 9/13/95..........................               13,130         13,287,560
U.S. Department of Veterans'
   Affairs (I/O)
   10.00%, 9/15/22..........................                5,671          4,724,400
                                                                        ------------
Total Federal Agency Securities
   (cost $19,998,287).......................                              18,011,960
                                                                        ------------
Total U.S. Government and
   Agency Obligations
   (cost $225,242,776)......................                             223,316,092
                                                                        ------------
SOVEREIGN DEBT
   OBLIGATIONS--15.4%
BRAZIL--3.9%
Republic of Brazil C-Bonds
   8.00%, 4/15/14 (b).......................        US $   20,808       $ 10,247,940
                                                                        ------------
BULGARIA--1.6%
Republic of Bulgaria
   PDI/IAB FRN
   7.5625%, 7/28/11.........................               10,000          4,212,500
                                                                        ------------
ECUADOR--1.8%
Republic of Ecuador
   IE Bond FRN
   6.75%, 12/01/04..........................                  620            365,859
   PDI Bond,
   7.25%, 2/27/15 (c).......................               13,045          4,238,500
                                                                        ------------
                                                                           4,604,359
                                                                        ------------
NIGERIA--2.9%
Central Bank of Nigeria
   Euro Par Bonds VRN
   6.25%, 11/15/20..........................               17,500          7,732,812
                                                                        ------------
POLAND--5.2%
Republic of Poland
   Discount Bonds FRN
   7.125%, 10/27/24.........................               10,000          7,687,500
   PDI/IAB VRN
   3.25%, 10/27/14..........................               10,000          6,000,000
                                                                        ------------
                                                                          13,687,500
                                                                        ------------
RUSSIA--0.0%
Vneshekonombank
   Loan Assignment (d)......................       DEM         55             13,402
                                                                        ------------
Total Sovereign
   Debt Obligations
   (cost $41,115,854).......................                              40,498,513
                                                                        ------------
FOREIGN SECURITIES--9.0%
ARGENTINA--3.4%
Bonos de Consolidacion de
   Daudas Provisionales FRN
   4.51%, 4/01/01
   (cost $11,142,533).......................       ARP     18,881          8,837,163
                                                                        ------------

Portfolio Of Investments (continued)          ACM Government Spectrum Fund, Inc.
--------------------------------------------------------------------------------

                                                        Principal
                                                           Amount
                                                            (000)       U.S. $ Value
AUSTRALIA--5.6%
Commonwealth of Australia
   6.75%, 11/15/06
   (cost $15,424,411).......................        AU $   25,000       $ 14,658,671
                                                                        ------------
Total Foreign Securities
   (cost $26,566,944).......................                              23,495,834
                                                                        ------------
TIME DEPOSIT--0.2%
State Street Bank & Trust Co.,
   Grand Cayman Islands
   6.125%, 7/03/95
   (cost $633,000)..........................        US $      633            633,000
                                                                        ------------
TOTAL INVESTMENTS--109.6%
   (cost $293,558,574)......................                             287,943,439
Other assets less
   liabilities--(9.6%)......................                             (25,255,249)
                                                                        ------------

NET ASSETS--100%............................                            $262,688,190
                                                                        ============

--------------------------------------------------------------------------------

(a) Security, or a portion thereof, has been segregated to collateralize a forward exchange currency contract.

(b) Coupon consists of 4.00% cash payment and 4.00% paid-in-kind.

(c) Coupon consists of 3.00% cash payment and 4.25% paid-in-kind.

(d) Non-income producing security.

    Glossary of Terms:
    FRN - Floating Rate Notes. Stated interest rate in effect at June 30, 1995. IAB - Interest Arrears Bond.
    IE - Interest Equalization.
    I/O - Interest Only. Interest accrued based on yield to maturity.
    PDI - Past Due Interest.
    VRN - Variable Rate Notes. Stated interest in effect at June 30, 1995.

    See notes to financial statements.

Statement Of Assets And Liabilities
June 30, 1995 (unaudited)                     ACM Government Spectrum Fund, Inc.
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value (cost $293,558,574).................................................      $287,943,439
   Cash....................................................................................................           129,729
   Interest receivable.....................................................................................         5,649,629
   Receivable for investment securities sold...............................................................           930,000
   Net unrealized appreciation of forward exchange currency contract.......................................           186,263
   Prepaid expenses........................................................................................            31,110
                                                                                                                 ------------
   Total assets............................................................................................       294,870,170
                                                                                                                 ------------
LIABILITIES
   Payable for investment securities purchased.............................................................        29,467,739
   Dividend payable........................................................................................         2,314,252
   Advisory fee payable....................................................................................           150,735
   Administrative fee payable..............................................................................            41,495
   Accrued expenses and other liabilities..................................................................           207,759
                                                                                                                 ------------
   Total liabilities.......................................................................................        32,181,980
                                                                                                                 ------------

NET ASSETS (equivalent to $7.09 per share, based on 37,028,027 shares outstanding).........................      $262,688,190
                                                                                                                 ============

COMPOSITION OF NET ASSETS
   Capital stock, at par...................................................................................      $    370,280
   Additional paid-in capital..............................................................................       331,844,893
   Dividends in excess of net investment income............................................................        (4,319,268)
   Accumulated net realized loss...........................................................................       (59,777,437)
   Net unrealized depreciation of investments and foreign currency denominated assets and liabilities......        (5,430,278)
                                                                                                                 ------------
                                                                                                                 $262,688,190
                                                                                                                 ============
NET ASSET VALUE PER SHARE..................................................................................             $7.09
                                                                                                                        =====

--------------------------------------------------------------------------------
See notes to financial statements.

Statement Of Operations
Six Months Ended June 30, 1995 (unaudited)    ACM Government Spectrum Fund, Inc.
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest............................................................................                           $ 14,804,197
EXPENSES
   Advisory fee........................................................................          $1,107,973
   Administrative fee..................................................................             235,152
   Custodian...........................................................................              75,150
   Transfer agency.....................................................................              61,210
   Reports and notices to shareholders.................................................              52,740
   Audit and legal.....................................................................              34,390
   Directors' fees.....................................................................              14,876
   Miscellaneous.......................................................................              57,082
                                                                                                 ----------
   Total expenses......................................................................                              1,638,573
                                                                                                                  ------------
   Net investment income...............................................................                             13,165,624
                                                                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
   Net realized loss on investment transactions........................................                            (10,621,814)
   Net realized loss on option transactions............................................                             (6,589,833)
   Net realized loss on foreign currency transactions..................................                               (848,569)
   Net change in unrealized depreciation of:
      Investments and options..........................................................                             29,460,187
      Foreign currency denominated assets and liabilities..............................                                383,198
                                                                                                                  ------------
   Net realized and unrealized gain on investments and foreign currency transactions...                             11,783,169
                                                                                                                  ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS.............................................                           $ 24,948,793
                                                                                                                  ============

Statement Of Changes In Net Assets
--------------------------------------------------------------------------------

                                                                                            Six Months Ended       Year Ended
                                                                                              June 30, 1995       December 31,
                                                                                               (unaudited)            1994
                                                                                            ----------------      ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income...............................................................        $ 13,165,624      $  27,895,052
   Net realized loss on investments, options and foreign currency transactions.........         (18,060,216)       (45,441,793)
   Net change in unrealized appreciation (depreciation) of investments,
      options and foreign currency denominated assets and liabilities..................          29,843,385        (45,491,810)
                                                                                               ------------      -------------
   Net increase (decrease) in net assets from operations...............................          24,948,793        (63,038,551)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income................................................         (13,165,624)       (25,843,516)
   Dividends in excess of net investment income........................................          (4,319,268)               -0-
   Tax return of capital distribution..................................................                 -0-         (6,507,974)
COMMON STOCK TRANSACTIONS
   Reinvestment of dividends resulting in issuance of common stock.....................             607,990          4,458,917
                                                                                               ------------      -------------
   Total increase (decrease)...........................................................           8,071,891        (90,931,124)
NET ASSETS
      Beginning of year................................................................         254,616,299        345,547,423
                                                                                               ------------      -------------
      End of period....................................................................        $262,688,190       $254,616,299
                                                                                               ============       ============

--------------------------------------------------------------------------------
See notes to financial statements.

Notes To Financial Statements
June 30, 1995 (unaudited)                     ACM Government Spectrum Fund, Inc.
--------------------------------------------------------------------------------

NOTE A: Significant Accounting Policies

ACM Government Spectrum Fund, Inc., (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities for which market quotations are not readily available and restricted securities which are subject to limitations as to their resale are valued in good faith at fair value using methods determined by the Board of Directors. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Security Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued. Net realized loss on foreign currency transactions of $848,569, represent foreign exchange gains and losses from sales and maturities of foreign securities, holding of foreign currencies, options on foreign securities and currencies, closed forward exchange currency contracts, exchange gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized depreciation of investments and foreign currency denominated assets and liabilities.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Notes To Financial Statements (cont.)         ACM Government Spectrum Fund, Inc.
--------------------------------------------------------------------------------

NOTE B: Advisory and Administrative Fees

Under the terms of an Investment Advisory Agreement, the Fund pays its Adviser, Alliance Capital Management L.P., (the "Adviser"), a monthly advisory fee in an amount equal to the sum of the annualized rate of .30 of 1% of the Fund's average weekly net assets up to $250 million, .25 of 1% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

Under the terms of an Administration Agreement, the Fund pays its Administrator, Mitchell Hutchins Asset Management Inc., a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average weekly net assets up to $100 million,
 .18 of 1% of the Fund's next $200 million of average weekly net assets, and .16 of 1% of the Fund's average weekly net assets in excess of $300 million. The Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) aggregated $584,025,661 and $601,100,436 respectively, for the six months ended June 30, 1995.

At June 30, 1995, the cost of securities was $293,558,574. Accordingly, gross unrealized appreciation of investments was $3,545,197 and gross unrealized depreciation of investments was $9,160,332, resulting in net unrealized depreciation of $5,615,135 (excluding foreign currency transactions).

At December 31, 1994 the Fund had a capital loss carry-forward of approximately $27,164,000 available as a reduction of any future net capital gains realized before the end of fiscal 2002. Capital and foreign currency losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. In accordance with the Internal Revenue Code, the Fund incurred and will elect to defer net foreign currency and capital losses of $9,074,000 until fiscal 1995.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or U.S. Government securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

At June 30, 1995, the Fund had an outstanding forward exchange currency contract to sell 21,710,500 Australian Dollars maturing on August 14, 1995, with a value at origination of $15,588,139. The market value of the forward exchange currency contract at June 30, 1995 was $15,401,876, resulting in unrealized appreciation of $186,263.

                                              ACM Government Spectrum Fund, Inc.
--------------------------------------------------------------------------------

2. Option Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as a realized gain from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the six months ended June 30, 1995 were as follows:

                                                      Number of
                                                      Contracts
                                                        (000)         Premiums
                                                      ---------       --------
Options outstanding at
   beginning of period........................           5,825       $  782,375
Options written...............................             -0-              -0-
Options terminated in
   closing purchase
   transactions...............................          (5,825)        (782,375)
                                                        ------       ----------
Options outstanding at
   end of period..............................             -0-       $      -0-
                                                        ======       ==========

--------------------------------------------------------------------------------

NOTE D: Capital Stock

There are 300,000,000 shares of $0.01 par value common stock authorized. Of the 37,028,027 shares outstanding at June 30, 1995, the Adviser owned 10,753 shares. During the six months ended June 30, 1995, and the year ended December 31, 1994, the Fund issued 89,035 and 511,617 shares, respectively, in connection with the Fund's dividend reinvestment plan.

Notes To Financial Statements (cont.)         ACM Government Spectrum Fund, Inc.
--------------------------------------------------------------------------------

NOTE E: Quarterly Results of Operations

                                                          Net Realized
                                                         and Unrealized           Net Increase
                                                          Gain (Loss)              (Decrease)
                                                         on Investments           in Net Assets
                                Net Investment            and Foreign             Resulting from         Market Price
                                    Income           Currency Transactions          Operations             on NYSE
                               ----------------      ---------------------      -----------------      -----------------
                                Total      Per         Total        Per          Total        Per
Quarter Ended                   (000)     Share        (000)       Share         (000)       Share        High      Low
-------------                   -----     -----        -----       -----         -----       -----      -------    ------
June 30, 1995..........       $ 5,887      $.15      $ 22,091     $  .60       $ 27,978     $  .75      $ 7.250    $6.000
March 31, 1995.........         7,279       .20       (10,308)      (.28)        (3,029)      (.08)     $ 7.500    $5.750
                              -------      ----      --------     ------       --------     ------
                              $13,166      $.35      $ 11,783     $  .32       $ 24,949     $  .67
                              =======      ====      ========     ======       ========     ======

December 31, 1994......       $ 6,959      $.18      $(26,603)    $ (.72)      $(19,644)    $ (.54)     $ 7.625    $6.250
September 30, 1994.....         7,075       .19         7,893       . 22         14,968       . 41      $ 8.375    $7.500
June 30, 1994..........         6,424       .17       (17,037)      (.46)       (10,613)      (.29)     $ 9.000    $8.125
March 31, 1994.........         7,437       .20       (55,187)     (1.50)       (47,750)     (1.30)     $10.625    $8.500
                              -------      ----      --------     ------       --------     ------
                              $27,895      $.74      $(90,934)    $(2.46)      $(63,039)    $(1.72)
                              =======      ====      ========     ======       ========     ======

Financial Highlights                          ACM Government Spectrum Fund, Inc.
--------------------------------------------------------------------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                   Six Months
                                                     Ended                              Year Ended December 31,
                                                 June 30, 1995      -------------------------------------------------------------
                                                  (unaudited)         1994          1993         1992          1991          1990
                                                 -------------      ------        ------        -----         -----        ------
Net asset value, beginning of period........       $ 6.89           $ 9.49        $ 8.89        $9.15         $8.76        $ 9.13
                                                   ------           ------        ------        -----         -----        ------
Income From Investment Operations
---------------------------------
Net investment income.......................          .35              .74           .95          .87           .96          1.04
Net realized and unrealized gain
   (loss) on investments, options and
   foreign currency transactions............          .32            (2.46)         1.19         (.27)          .44          (.31)
                                                   ------           ------        ------        -----         -----        ------
Net increase (decrease) in net asset
   value from operations....................          .67            (1.72)         2.14          .60          1.40           .73
                                                   ------           ------        ------        -----         -----        ------
Less: Dividends and Distributions
---------------------------------
Dividends from net investment income........         (.35)            (.70)         (.96)        (.86)        (1.01)        (1.10)
Dividends in excess of net investment
   income...................................         (.12)             -0-           -0-          -0-           -0-           -0-
Distributions from net realized gain........          -0-              -0-          (.35)         -0-           -0-           -0-
Tax return of capital distribution..........          -0-             (.18)          -0-          -0-           -0-           -0-
                                                   ------           ------        ------        -----         -----        ------
Total dividends and distributions...........         (.47)            (.88)        (1.31)        (.86)        (1.01)        (1.10)
                                                   ------           ------        ------        -----         -----        ------
Capital Share Transactions
--------------------------
Dilutive effect of rights offering..........          -0-              -0-          (.22)         -0-           -0-           -0-
Offering costs charged to additional
   paid-in capital..........................          -0-              -0-          (.01)         -0-           -0-           -0-
                                                   ------           ------        ------        -----         -----        ------
Total capital share transactions............          -0-              -0-          (.23)         -0-           -0-           -0-
                                                   ------           ------        ------        -----         -----        ------
Net asset value, end of period..............       $ 7.09           $ 6.89        $ 9.49        $8.89         $9.15        $ 8.76
                                                   ======           ======        ======        =====         =====        ======
Market value, end of period.................       $6.875           $7.125        $10.00        $9.00         $9.00        $8.375
                                                   ======           ======        ======        =====         =====        ======
Total Return
------------
Total investment return based on: (a)
   Market value.............................         3.50%         (20.44)%        26.88%       10.17%        20.53%         4.54%
                                                   ======           ======        ======        =====         =====        ======
   Net asset value..........................        10.37%         (18.93)%        21.90%        7.04%        17.15%         9.29%
                                                   ======           ======        ======        =====         =====        ======
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)...     $262,688         $254,616      $345,547     $282,282      $288,664      $274,333
Ratio of expenses to average net assets.....         1.31%(b)         1.21%         1.21%        1.27%         1.35%         1.42%
Ratio of net investment income to
   average net assets.......................        10.49%(b)         9.58%         9.77%        9.79%        11.05%        12.01%
Portfolio turnover rate.....................          208%             294%          445%         471%          442%         419%

--------------------------------------------------------------------------------

(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.

(b) Annualized.

                                              ACM Government Spectrum Fund, Inc.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
JOHN D. CARIFA, Chairman
RUTH BLOCK
DAVID H. DIEVLER
JAMES R. GREENE
DR. JAMES M. HESTER
HON. JAMES D. HODGSON
CLIFFORD L. MICHEL
ROBERT C. WHITE

OFFICERS
WAYNE D. LYSKI, President
PAUL J. DE NOON, Vice President
SUSAN PETERSON, Vice President
EDMUND P. BERGAN, JR., Secretary
MARK D. GERSTEN, Treasurer & Chief Financial Officer
JOSEPH J. MANTINEO, Controller

ADMINISTRATOR
MITCHELL HUTCHINS ASSET MANAGEMENT INC.
1285 Avenue of the Americas
New York, NY 10019

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

CUSTODIAN, DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Spectrum Fund, Inc. for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

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

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

ACM GOVERNMENT SPECTRUM FUND, INC.

Summary of General Information

THE FUND

ACM Government Spectrum Fund, Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide high current income consistent with preservation of capital. The Fund invests principally in U.S. Government obligations. The Fund may also invest up to 35% of its assets in securities of foreign governments. Additionally, the Fund may utilize other investment techniques, including options and futures. The investment adviser of the Fund is Alliance Capital Management L.P.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers under the designation "ACMSP". The Fund's NYSE trading symbol is "SI". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

DIVIDEND REINVESTMENT PLAN

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-219-4218.

If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

ACM GOVERNMENT SPECTRUM FUND, INC.
1345 Avenue of the Americas
New York, New York 10105

[LOGO OF ALLIANCE CAPITAL APPEARS HERE]

/(R)/These registered service marks used under license from the owner, Alliance Capital Management L.P.

SPCSR




                                      ACM
--------------------------------------------------------------------------------
                                  Government
--------------------------------------------------------------------------------
                                   Spectrum
--------------------------------------------------------------------------------
                                     Fund
--------------------------------------------------------------------------------

                                                          Semi-Annual
                                                          Report
                                                          June 30, 1995



                                                        [LOGO OF ALLIANCE MUTUAL
                                                           FUNDS APPEARS HERE]